SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

BANC OF CALIFORNIA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BANC OF CALIFORNIA Vote Online Go to www.envisionreports.com/BANC or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 3:00 A.M., Pacific Daylight Time, on June 13, 2019. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 13, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Banc of California, Inc. (the Company) 2019 Annual Meeting of Stockholders (the Annual Meeting) are available on the Internet. Please follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. www.envisionreports.com/BANC Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/BANC. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 3, 2019 to facilitate timely delivery. 031PTE 2 N O T

Stockholder Meeting Notice Banc of California, Inc.’s 2019 Annual Meeting of Stockholders will be held on June 13, 2019 at Balboa Bay Resort, 1221 West Coast Highway, Newport Beach, California 92663, at 8:00 A.M. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all director nominees under Proposal I, FOR Proposals II and III, and for EVERY YEAR on Proposal IV. I. Election of Directors, each for a term of one year. Nominees: Mary A. Curran, B.A. Fallon-Walsh, Bonnie G. Hill, Richard J. Lashley, Jonah F. Schnel, and W. Kirk Wycoff. II. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. III. Approval, on an advisory and non-binding basis, of the compensation paid to our named executive officers, as disclosed in the Company's proxy statement for the Annual Meeting (Say-on-Pay). IV. Approval, on an advisory and non-binding basis, of the frequency of future Say-on-Pay votes. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper or e-mail copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the Annual Meeting, please refer to the requirements regarding meeting attendance in the Company’s proxy statement for the Annual Meeting. Here’s how to order a paper or e-mail copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/BANC. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Banc of California, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper or e-mail copy of the meeting materials. To facilitate timely delivery, all requests for a paper or e-mail copy of proxy materials must be received by June 3, 2019.